UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2023

Histogen Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36003	20-3183915
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Address Not Applicable[1]		Address Not Applicable
(Address of principal executive offices)		(Zip Code)

(302) 636-5401

(Registrant’s telephone number, including area code)

10655 Sorrento Valley Road, Suite 200,

San Diego CA 92121

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	HSTO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

__________________________________________________________

1 Histogen Inc. (the “Company”) terminated its lease agreement for its headquarters and laboratory. Accordingly, the Company does not maintain a headquarters. For purposes of compliance with applicable requirements of the Securities Act of 1933, as amended, and Securities Exchange Act of 1934, as amended, any stockholder communication required to be sent to the Company’s principal executive offices may be directed to the Company’s agent for service of process at Corporation Service Company, 251 Little Falls Drive, Wilmington, New Castle County, Delaware 19808, or to the email address set forth in the Company’s proxy materials and/or identified on the Company’s investor relations website.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

2

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 18, 2023, in connection with the approval by the board of directors (the “Board”) of Histogen Inc. (the “Company”) of the plan of liquidation and dissolution of the Company (the “Plan of Dissolution”), each of Steven J. Mento, Ph.D., the Company’s President, Chief Executive Officer and principal executive officer, Alfred P. Spada, Ph.D., the Company’s Executive Vice President and Chief Scientific Officer, and Joyce Reyes, the Company’s Senior Vice President Regulatory, Quality, Clinical and Technical Operations, was terminated from all positions of employment with the Company, effective as of September 30, 2023 (the “Separation Date”).

In connection with Dr. Mento’s termination, the Company entered into a Separation Agreement (the “Mento Separation Agreement”) with Dr. Mento, pursuant to which Dr. Mento will, upon the effectiveness of the Mento Separation Agreement, be entitled to a one-time severance payment in the amount of $137,500, less applicable taxes and withholdings, which is equal to three (3) months of his existing base salary, subject to Dr. Mento’s agreement to a general release of claims in favor of the Company and its affiliates and compliance with certain confidentiality, non-disparagement and nondisclosure obligations. The Mento Separation Agreement provides for an additional severance payment of $137,500 in a one-time lump sum payment in the event that the Company successfully receives a minimum amount of proceeds from the sale of certain assets of the Company within ninety (90) days after the date of the Mento Separation Agreement. The severance payment(s) made pursuant to the terms of the Mento Separation Agreement are in lieu of the severance and any other obligations of the Company related to Dr. Mento’s termination as set forth in his existing Executive Employment Agreement with the Company, dated March 10, 2023. Dr. Mento also resigned as a member of the Board effective September 18, 2023. Dr. Mento’s decision to step down as a member of the Board was not the result of any disagreement with the Company.

In connection with Dr. Spada’s termination, the Company entered into a Separation Agreement (the “Spada Separation Agreement”) with Dr. Spada, pursuant to which Dr. Spada will, upon the effectiveness of the Spada Separation Agreement, be entitled to a one-time severance payment in the amount of $117,000, less applicable taxes and withholdings, which is equal to three (3) months of his existing base salary, subject to Dr. Spada’s agreement to a general release of claims in favor of the Company and its affiliates and compliance with certain confidentiality, non-disparagement and nondisclosure obligations. The Spada Separation Agreement provides for an additional severance payment of $117,000 in a one-time lump sum payment in the event that the Company successfully receives a minimum amount of proceeds from the sale of certain assets of the Company within ninety (90) days after the date of the Mento Separation Agreement. The severance payment(s) made pursuant to the terms of the Spada Separation Agreement are in lieu of the severance and any other obligations of the Company related to Dr. Spada’s termination as set forth in his existing Executive Employment Agreement with the Company, dated February 1, 2023.

In connection with Ms. Reyes’ termination, the Company entered into a Separation Agreement (the “Reyes Separation Agreement”) with Ms. Reyes, pursuant to which Ms. Reyes will, upon the effectiveness of the Reyes Separation Agreement, be entitled to a one-time severance payment in the amount of $81,250, less applicable taxes and withholdings, which is equal to three (3) months of her existing base salary, subject to Ms. Reyes’ agreement to a general release of claims in favor of the Company and its affiliates and compliance with certain confidentiality, non-disparagement and nondisclosure obligations. The Reyes Separation Agreement provides for an additional severance payment of $81,250 in a one-time lump sum payment in the event that the Company successfully receives a minimum amount of proceeds from the sale of certain assets of the Company within ninety (90) days after the date of the Reyes Separation Agreement. The severance payment(s) made pursuant to the terms of the Reyes Separation Agreement are in lieu of the severance and any other obligations of the Company related to Ms. Reyes’ termination as set forth in her existing Executive Employment Agreement with the Company, dated March 10, 2023.

The foregoing description of the Mento Separation Agreement, Spada Separation Agreement, Reyes Separation Agreement do not purport to be complete and are qualified in entirety by reference to, and should be read in conjunction with, the complete text of each of the separation agreements, a copy of which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2023.

On September 18, 2023, Susan A. Knudson, the Company’s Executive Vice President, Chief Operating Officer, Chief Financial Officer, Secretary, and principal financial officer, was appointed to the additional positions of President and Chief Executive Officer, and was designated as the Company’s principal executive officer, in each case effective as of October 1, 2023 (the “Executive Employment Date”). Ms. Knudson will continue to serve as the Company’s Chief Financial Officer, Secretary and principal financial officer.

Ms. Knudson, 59, has served as the Company’s Executive Vice President, Chief Operations Officer and Chief Financial Officer since March 2023. Ms. Knudson served as the Company’s Executive Vice President and Chief Financial Officer from May 2020 to March 2023. Previously, Ms. Knudson served as Senior Vice President, Chief Financial Officer at Pfenex Inc., a biopharmaceutical company, from February 2018 until November 2019. From 2009 to 2017, Ms. Knudson held various roles at Neothetics, Inc., a specialty pharmaceutical company, including Chief Financial Officer from 2014 to 2017 and Vice President of Finance and Administration from 2009 to 2014. Prior to joining Neothetics, Ms. Knudson served as Senior Director of Finance and Administration at Avera Pharmaceuticals, a pharmaceutical company, from May 2002 to January 2009. Prior to May 2002,

Ms. Knudson served as Director of Finance and Administration at MD Edge, Inc., a medical communications company, from October 2000 to April 2002. Prior to joining MD Edge, Ms. Knudson served as Assistant Director of Accounting at Isis Pharmaceuticals, a pharmaceutical company, from April 2000 to October 2000. Ms. Knudson has also held senior positions at CombiChem, General Atomics and Deloitte & Touche. Ms. Knudson holds a B.A. in Accounting from the University of San Diego.

In connection with Ms. Knudson’s continued role with the Company and as retention for Ms. Knudson to manage and assist with the Plan of Dissolution, the Company entered into an Amended and Restated Employment Agreement (the “Retention Employment Agreement”) with Ms. Knudson, pursuant to which Ms. Knudson will, upon the effectiveness of her new position on the Executive Employment Date, be entitled to a severance payment in the amount of $117,000, which is equal to three (3) months of her existing base salary (the “Severance Payment”), of which 50% is payable upfront on the Executive Employment Date and the remaining 50% is payable upon termination of Ms. Knudson’s employment with the Company, less applicable taxes and withholdings and subject to Ms. Knudson’s agreement to a general release of claims in favor of the Company and its affiliates and compliance with certain confidentiality, non-disparagement and nondisclosure obligations (“Release of Claims”). The Severance Payment made at the time of the Executive Employment Date shall be subject to recoupment by the Company in the event that Ms. Knudson voluntarily terminates her employment with the Company, or the Company terminates her employment with cause, prior to the final adjournment of the Special Meeting of the Stockholders of the Company to approve the voluntary dissolution and liquidation of the Company pursuant to the Plan of Dissolution (the “Stockholder Meeting”). The Retention Employment Agreement also provides for (i) an additional severance payment of $117,000 in a one-time lump sum payment in the event that the Company successfully receives a minimum amount of proceeds from the sale of certain assets of the Company within ninety (90) days after the date of the Retention Employment Agreement (the “Additional Severance Payment”); and (ii) a retention payment of $156,000, which is equal to four (4) months of her base salary (the “Retention Payment”), of which 50% is payable upfront on the Executive Employment Date and the remaining 50% is payable upon termination of Ms. Knudson’s employment with the Company after the adjournment of the Special Meeting, less applicable taxes and withholdings and subject to Ms. Knudson delivery of a Release of Claims. The Retention Payment made at the time of the Executive Employment Date shall be subject to recoupment by the Company in the event that Ms. Knudson voluntarily terminates her employment with the Company, or the Company terminates her employment with cause, prior to the final adjournment of the Stockholder meeting. The terms of the Retention Employment Agreement shall amend and restate all of the rights and obligations, including any prior rights to severance, set forth in Ms. Knudson’s Executive Employment Agreement with the Company, dated March 10, 2023.

There are no arrangements or understandings between Ms. Knudson and any other person pursuant to which Ms. Knudson was selected to serve as the Company’s President, Chief Executive Officer and principal executive officer. Ms. Knudson does not have any direct or indirect interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The foregoing description of the Retention Employment Agreement does not purport to be complete and is qualified in entirety by reference to, and should be read in conjunction with, the complete text of the Retention Employment Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2023.

Item 8.01 Other Events.

On September 18, 2023, the Board approved the Plan of Dissolution, subject to the approval of the Company’s stockholders. The Company intends to call the Special Meeting to approve the voluntary dissolution and liquidation of the Company pursuant to the Plan of Dissolution and will file proxy materials relating to the Special Meeting with the Securities and Exchange Commission as soon as practicable.

A copy of the Plan of Dissolution is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the press release issued by the Company on September 18, 2023 announcing, among other things, the Board’s approval of the Plan of Dissolution is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Important Additional Information filed with the SEC

This Current Report on Form 8-K is for informational purposes only. It is not a solicitation of a proxy. In connection with the Plan, the Company intends to file with the SEC a preliminary proxy statement and other relevant materials. THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PLAN OF DISSOLUTION. Stockholders may obtain a free copy of the proxy statement and the other relevant materials (when they become available), and any other documents filed by the Company with the SEC, at the SEC’s web site at http://www.sec.gov or on the “Investors” section of Histogen’s website at www.histogen.com. In addition, the Company will make available or mail a copy of the definitive proxy statement to stockholders on the record date when it becomes available. A free copy of the proxy statement, when it becomes available, and other documents filed with the SEC by the Company may also be obtained or on the “Investors”

section of Histogen’s website at www.histogen.com. Stockholders are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the Plan.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Plan. Information about the persons who may be considered to be participants in the solicitation of the Company’s stockholders in connection with the Plan, and any interest they have in the Plan, will be set forth in the definitive proxy statement when it is filed with the SEC. These documents (when they become available) may be obtained free of charge at the SEC’s website at www.sec.gov or on the “Investors” section of Histogen’s website at www.histogen.com.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements contained in this Current Report on Form 8-K that are not statements of historical fact may be deemed to be forward-looking statements. Words such as “intends,” “expects,” “estimates,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon the Company’s current expectations. Actual results or developments may differ materially from those projected or implied in these forward-looking statements. Factors that may cause such a difference include, among other things, the risks and uncertainties related to completion of the Dissolution on the anticipated terms or at all, unexpected personnel-related termination or other costs, and market conditions. More information about the risks and uncertainties faced by the Company is contained in the section titled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 10, 2023. The forward-looking statements are based on information available to the Company as of the date hereof. The Company disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibits
2.1	Plan of Dissolution of Histogen Inc.
99.1	Press Release issued by Histogen Inc. dated September 18, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Histogen Inc.

Date: September 18, 2023	By:	/s/ Susan A. Knudson
Name: Susan A. Knudson
Title: Executive Vice President, Chief Operating Officer, Chief Financial Officer and Secretary